Exhibit 99.1

Helmerich & Payne, Inc. Goldman Sachs Global Energy Conference January 7-8, 2015

Statements within this presentation are “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements other than statements of historical facts included in this release, including, without limitation, statements regarding the registrant’s future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward looking statements. For information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. As a result of these factors, Helmerich & Payne, Inc.’s actual results may differ materially from those indicated or implied by such forward-looking statements. We undertake no duty to update or revise our forward-looking statements based on changes in internal estimates, expectations or otherwise, except as required by law. Forward-looking Statements

General Market and Outlook Comments Low oil prices are increasingly impacting the U.S. land drilling market. Drilling activity and spot dayrate pricing are now expected to significantly decline in the U.S. Nevertheless, as was the case during the last couple cyclical down-turns, H&P is well positioned for the challenges ahead. The Company noted last month that its operational outlook for the first fiscal quarter remained unchanged; no additional clarifications are noteworthy given information available at this point.

H&P’s U.S. Land Activity and Pricing Comments 286 FlexRigs remain active in the U.S. Land segment. Since 12/11/14, the idle and available AC drive FlexRig count in the U.S. has increased from 15 to 26. The average FlexRig spot pricing is down by approximately 10% to begin the second fiscal quarter as compared to the average spot pricing corresponding to the first fiscal quarter. We have also received early termination notices related to four long-term contracts. Given the current trend, we expect to see another 40 to 50 FlexRigs become idle and spot pricing continue to soften during the next 30 days. We do expect additional rigs to become idle and spot pricing softness to continue beyond the next 30 days.

A premier land drilling contractor founded in 1920 Very strong balance sheet U.S. land drilling market share leader Most modern and capable land drilling fleet Leader in ongoing industry land rig replacement cycle Focused on superior innovation, safety and returns on capital Strong term-contracted backlog with high quality customer base About Helmerich & Payne (H&P)

H&P Highlights Superior ROIC and ROE Market Leader Strong Multi-Year Backlog Focus on Organic Growth Best-in-Class Safety Very Strong Balance Sheet High Quality Customer Base Most Advanced Fleet

Selected H&P Financial Metrics * Total Capitalization is defined as Total Debt plus Shareholders' Equity. Balance Sheet Highlights: As of September 30, 2014 (Dollars in millions) Cash (including Cash Equivalents) $361 Total Debt $80 Shareholders' Equity $4,891 Total Assets $6,722 Other Financial Highlights: LTM Operating EBITDA $1,578 Backlog $5,024 Credit Facility Availability $266 Cash + Credit Facility Availability $627 Credit Statistics: Total Debt / LTM Operating EBITDA 0.05x Total Debt / Total Capitalization* 1.6% Very Strong Balance Sheet

H&P’s Conservative Financial Practices Conservatively managed balance sheet throughout its history Over the last 20 years, H&P’s peak total-debt-to-total-capitalization ratio has been ~20% This capitalization ratio has averaged 9% and is currently below 2% At current EBITDA run-rates, this peak capitalization ratio, ~20%, would represent a debt level under 1.0x EBITDA Strong liquidity H&P has historically kept ample balances of cash and cash equivalents H&P has maintained a $300mm revolving credit facility since May 2012 Current usage under the revolver is letters of credit and current availability under the revolver is over $260mm No speculative new builds since 2004 Beginning in 2005, all new builds have been deployed with a customer contract (average duration of ~3 years) Very Strong Balance Sheet

H&P’s Global Rig Fleet * Estimates include existing rigs and new build commitments as of January 7, 2015 and exclude nine conventional rigs decommissioned at the end of fiscal 2014. Focus on Organic Growth

Organic U.S. Land Fleet Growth * Estimates include existing rigs and announced new build commitments. 371 49 Focus on Organic Growth

H&P Continues to Capture Market Share As of October 2008 (Peak) (~1,900 Active Rigs in U.S. Land) As of December 2014 (~1,800 Active Rigs in U.S. Land) Note: The above estimates corresponding to market share are derived from Rig Data. PDS’ market share includes both PDS and Grey Wolf rigs. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. Market Leader

U.S. Land Active Rig Count BHI Industry Rig Count Through Third Quarter of Calendar 2014 Market Leader

U.S. Land Average Daywork Margins(1) (1) Does not include the impact of early contract termination revenue. Market Leader Through Third Quarter of Calendar 2014

* NBR’s operating income corresponds to its U.S. Lower 48, U.S. Offshore, and Alaska business units. Ten Year Profit Comparison ** PTEN’s operating income includes drilling operations in Canada. Market Leader

H&P’s Lead in U.S. Land AC Drive Rigs * The above estimates corresponding to U.S. lower 48 AC Drive fleets are derived from Rig Data and corporate filings. **Estimated number of all other available AC Drive rigs not including those owned by HP, NBR, PTEN, and PDS. Most Advanced Fleet

Innovation & Applied Technology – FlexRig® AC Driven Systems & Integrated Top Drive Mechanized Tubular Handling Computerized Controls BOP Handling Driller’s Cabin Satellite Communications Rig Move Capabilities 31

Technology & Quality Service Make a Difference (1) Does not include the impact of early contract termination revenue. (2) Represents weighted-average rig margin per day for PTEN, NBR, PDS, and UNT. (3) Utilization is herein calculated to be average active rigs divided by estimated available marketable rigs. (4) Represents estimated average combined utilization for PTEN, NBR, PDS, and UNT in the Lower 48 land market. H&P’s Margin Premium H&P’s Utilization Premium (1) (2) (3) (4) Most Advanced Fleet

Performance is Not Only About Better Rigs Our competitive advantage is also about: People Safety Experience Training Culture Support Structure Processes Organizational Network Maintenance Supply Chain

Delivering Safety – H&P vs. Industry (IADC) U.S. Land Safety Performance (2005 – 2013) OSHA Recordable Injury Incidence Rates H&P IADC w/o H&P Injuries per 200,000 Man Hours Best-in-Class Safety

Safety Excellence Also Generates Savings Reduced Workers Comp and General Liability Losses per Man Hour EMR = Experience Modifier Ratio (Industry Average = 1.00) Best-in-Class Safety

Return on Invested Capital (ROIC) * Excludes gains from the sale of investment securities and 4QFY14 abandonment (non-cash) charges. H&P's unadjusted ROIC resulted in 14.8%. ** The corresponding ROIC values for the selected companies exclude certain extraordinary, non-recurring charges. Superior ROIC and ROE

H&P Global Fleet Under Term Contract Strong Backlog (1) Includes four rigs with early termination notifications. All rigs included above are subject to early termination fees.

H&P new build contracts Average term contract duration of ~3 years Firm “take-or-pay” early termination provisions* protect daily cash margin Attractive economic returns during term (with annual ROIC averages in mid-to-high teens) Close to 90% cash-on-cash payback after cash taxes during original 3 year term 2009 industry downturn stress-tested H&P term contracts During fiscal 2009 and 2010, H&P received over $210 million of early termination and delivery delay payments from customers * With the exception of certain limited circumstances, such as destruction of a drilling rig, bankruptcy, sustained unacceptable performance by H&P, or delivery of a rig beyond certain grace and/or liquidated damage periods, an early termination payment is paid to H&P if the contract is terminated prior to the expiration of the fixed term. H&P Term Contract Overview Strong Backlog

H&P Customer Credit Ratings * As of September 30, 2014. Consists of 294 active U.S. Land rigs, 9 active and contracted Offshore rigs, and 22 active International Land rigs. Includes over 70 customers with active H&P rigs. ** The figures above represent H&P’s customer commitments for term contract work beginning October 01, 2014. High Quality Customer Base Number of Active H&P Rigs* (Working for Corresponding Customers) Number of Contracted Rig-Years** ($5 Billion H&P Backlog)

H&P vs. Industry U.S. Land Customer Base Note: The above estimates corresponding to the active rig fleet in the U.S. are derived from multiple sources including Rig Data and corporate filings. High Quality Customer Base

Underlying U.S. Land Market Trends Unconventional plays continue to shape the landscape. AC drive rigs are in highest demand. Customers continue to focus on drilling efficiency, technology and safety. The replacement cycle is expected to continue.

Unconventional Plays Shaping Landscape Well Complexity is increasing: Horizontal and directional wells make up about 80% of wells drilled in the U.S. Extended reach laterals progressively longer Multi-well pad drilling gaining acceptance in more areas This all creates an expanding level of demand for FlexRigs

Increasing Focus on More Difficult Drilling

AC Rigs Continue to Gain Market Share Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made on approximately 5% of the active rigs that were not readily identified.

As of December 2014 (~1,800 Active Rigs in U.S. Land By Power Type) The Replacement Cycle Continues As of October 2008 (Peak) (~1,900 Active Rigs in U.S. Land By Power Type) Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. Certain assumptions were made on approximately 5% of the active rigs that were not readily identified.

U.S. Activity by Well and Rig Type Note: The above estimates corresponding to rig activity and rig type are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. Certain assumptions were made on less than 5% of the active rigs that were not readily identified. ~1,800 Active U.S. Land Rigs (December 2014) Horiz & Dir AC Drive Rigs Horiz & Dir SCR & Mech Rigs Vertical All Rigs

U.S. Activity by Well and Rig Type

~1,800 Active U.S. Land Rigs (December 2014)



All Contractors
17%
Vertical
All Rigs
H&P
15%
Five Other Largest
Contractors
18%
Horiz & Dir
AC Drive Rigs
Horiz & Dir
SCR & Mech Rigs
Other Contractors
25%
Other Contractors
9%
Five Other Largest
Contractors
16%

Note: The above estimates corresponding to rig activity and rig type are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. Certain assumptions were made on less than 5% of the active rigs that were not readily identified.

Leading Replacement Cycle

New Build FlexRigs 89 new FlexRig contracts announced since October 1, 2013 55 of the 89 announced new FlexRigs have already been delivered Currently building at a cadence of four FlexRigs per month, with 46 new FlexRigs under contract for fiscal 2015 Flexibility in managing our own production cadence allows us to swiftly respond to changing levels of FlexRig demand

H&P’s Long Term Strategy Innovation Technology Safety and operational excellence Customer satisfaction Financial strength

Additional References

H&P Activity as of January 7, 2015 Rigs Working/ Contracted 287 286 1 9 30 326 Rigs Available 337 312 25 9 40 386 34 420 % Contracted 85% 92% 4% 100% 75% 84% U.S. Land AC Drive FlexRigs SCR Fleet Offshore International Land Total FlexRig Construction Total Fleet Reflects announced new build commitments under term contracts. (1)

H&P’s U.S. Land Fleet Activity (1) (1) Includes completed new builds pending delivery and not generating revenue days.

Leading U.S. Unconventional Driller * Includes 34 announced new FlexRigs with customer commitments scheduled for delivery in fiscal 2015. (321 H&P Contracted Land Rigs as of 1/7/15*)

Unconventional Drilling Growth in Permian Note: The above estimates are derived from Rig Data. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower.

Active In-Transit Idle Total Long-term Contracts(1) Argentina 10 8 1 19 12 Bahrain 3 3 3 Colombia 5 2 7 1 Ecuador 1 5 6 1 Mozambique 1 1 Tunisia 2 2 U.A.E. 2 2 2 Total 22 8 10 40 19 H&P’s International Land Operations Rigs on term contract that have greater than or equal to 180 days remaining. This also includes rigs that are in-transit which have not yet commenced operations under the fixed term contract. 14 of 27 FlexRigs, included in the international fleet of 40 rigs, are under long-term contracts. (2) Rig Fleet Status (as of January 7, 2015)

H&P Global Fleet Under Term Contract Segment Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY15 FY15 FY15 FY16 FY16 FY16 FY16 U.S. Land 174.6 162.4 144.5 129.2 118.0 114.0 111.9 International Land 16.0 18.7 16.3 14.2 14.0 14.0 14.0 Offshore 2.0 2.0 2.0 2.0 2.0 2.0 2.0 Total 192.6 183.1 162.8 145.4 134.0 130.0 127.9 Number of Rigs Already Under Long-Term Contracts (Estimated Quarterly Average, Including Announced New Builds - as of 1/7/15)1 Strong Backlog (1) Includes four rigs with early termination notifications. All rigs included above are subject to early termination fees.

Distribution of Announced New Builds Of the 89 new build FlexRigs announced since 10/1/2013, 39 are going to the Permian, 18 to the Oklahoma Woodford, 15 to the Eagle Ford, five to the Tuscaloosa Marine Shale, four each to the Utica and Bakken, two to the Haynesville and one each to the Niobrara and Woodbine. 17 customers have ordered these new FlexRigs under multi-year term contracts (53 FlexRig3 rigs, 35 FlexRig5 rigs, and one FlexRig4 rig). More than two-thirds of these new FlexRigs will be equipped with hydraulic skid systems designed for multi-well pad locations.

The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency AC technology providing precise control and increased capability Computerized electronic driller more precisely controls down-hole parameters FlexRig designs are suited for both efficient well to well moves and multi-well pad applications Accelerated well programs and NPV gains A safer and more environmentally friendly workplace Fleet size and uniformity Total well cost savings even at premium dayrates H&P’s FlexRig Advantage Most Advanced Fleet

A Value Proposition Example – H&P vs. Competitors Permian Basin – Horizontal Well (Fiscal 2014) Estimated Estimated Peer H&P FlexRig3 Conventional Rig AC Rig Average (Spot Market) 1. Drilling days 15.4 12.1 Other days No Data 3.0 3.0 Moving days 4.0 3.0 Total rig revenue days per well 22.4 18.1 2. Drilling contractor dayrate $25,000 $27,000 Operator’s other intangible $45,000 $45,000 cost per day estimate Total daily cost estimate $70,000 $72,000 Total cost per well (daily services) $1,568,000 $1,303,200 3. Total well savings with H&P – per well $264,800 per year $5.34MM Increased wells per rig per year versus peer AC Rig: 3.9 wells

FlexRigs Delivering Drilling Efficiencies We have over 1,400 rig years of AC Drive FlexRig drilling experience. Drilled over 52 million feet in 2012 Drilled in excess of 61 million feet in 2013 Improved our footage per day by 23% in 2012 Improved our footage per day by 14% in 2013

Changes in Lower 48 U.S. Land Rig Count * PDS’ active rig count includes both PDS and Grey Wolf rigs.

Growth / Decline in U.S. Lower 48 Rig Activity As of 1/7/15 *Represents average active rigs for NBR, PTEN, and UNT. Market Leader

Ten-Year Relative Shareholder Return Source: Thomson Reuters as of January 5, 2015.

Land Drilling Market Valuations Source: Thomson Reuters as of January 5, 2015.

Return on Equity Superior ROIC and ROE * Excludes gains from the sale of investment securities and 4QFY14 abandonment (non-cash) charges. H&P's unadjusted ROE resulted in 15.2%. ** The corresponding ROIC values for the selected companies exclude certain extraordinary, non-recurring charges.

Current Dividend Yields Source: Thomson Reuters. Yields calculated as of market close on January 5, 2015.

Oil and Natural Gas Prices Source: Energy Information Administration and Thomson Reuters Oil Prices Natural Gas Prices

Oil vs. Natural Gas Directed Rig Count

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